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                                                                    EXHIBIT 99.2


                        NOTICE OF GUARANTEED DELIVERY FOR
                      REVLON CONSUMER PRODUCTS CORPORATION

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Revlon Consumer Products Corporation (the "Company") made
pursuant to the Prospectus, dated    , 2002 (the "Prospectus"), if certificates
for the outstanding 12% Senior Secured Notes due 2005 of the Company (the
"Original Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach Wilmington Trust Company, as exchange agent (the "Exchange Agent") prior to 5:00 P.M., New York City time, on the
Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange
Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Original Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof or
Agent's Message in lieu thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus.



                                  Delivery To:


                            WILMINGTON TRUST COMPANY

                                Exchange Agent



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
                By Hand Before 5:00 p.m.:                          By Registered or Certified Mail:
                Wilmington Trust Company                               Wilmington Trust Company
                  311 West 11th Street                                   Rodney Square North
               Wilmington, DE 19801-1615                               1100 N. Market Street
                                                                         Wilmington, DE 19890
Attention: Corporate Trust Reorg Services, 1st Floor,   Attention: Corporate Trust Reorg Services, 1st Floor,
                      Aubrey Rosa                                           Aubrey Rosa

                              For Information Call:
                                 (302) 636-6472


                            By Facsimile Transmission
                        (for Eligible Institutions only):
                                 (302) 636-4145
             Attention: Corporate Trust Reorg Services, Aubrey Rosa
                              Confirm by Telephone:
                                 (302) 636-6472


     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE,
OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE,
WILL NOT CONSTITUTE A VALID DELIVERY.


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Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed
Delivery Procedures" section of the Prospectus.

     Must be signed by the holder(s) of Original Notes as their name(s) appear(s) on certificates for Original Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

Principal Amount of Original Notes Tendered:*

$________________________________
Certificate Nos. (if available):    If Original Notes will be delivered by
                                    book-entry transfer to The Depository Trust
                                    Company, provide account number.

_________________________________
Total Principal Amount Represented  Account Number ------------------
by Original Notes Certificate(s):

$________________________________


                                PLEASE SIGN HERE

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Principal Amount at Maturity of Old Notes   Please Sign Here

Tendered:*_______________________________   X ______________________________________

_________________________________________   X ______________________________________
*Certificate Nos. (if available):           Signature(s) of Owner(s) or Authorized
                                            Signatory

If Old Notes will be delivered by           Date ___________________________________
book-entry transfer to the Depository
Trust Company, provide account number.      Area Code and Telephone Number:

_________________________________________   ________________________________________
                                            Please Print Name(s) and Address(es)

                                            Name(s):________________________________
Total Principal Amount at Maturity
Represented by Old Notes Certificate(s):    ________________________________________

$________________________________________   ________________________________________

                                            Capacity:_______________________________
Account Number __________________________
                                            ________________________________________

                                            Address(es):____________________________
Must be in denominations of principal
amount at maturity of $1,000 and any        ________________________________________
integral multiple thereof.
                                            ________________________________________

* Must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.

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

X ------------------------------        -------------------
X ------------------------------        -------------------
  Signature(s) of Owner(s)              Date
  or Authorized Signatory

  Area Code and Telephone Number: --------------------------------



                      PLEASE PRINT NAME(S) AND ADDRESS(ES)


Name(s):  ---------------------------------------------------------------------

          ---------------------------------------------------------------------

          ---------------------------------------------------------------------

Capacity: ---------------------------------------------------------------------

Address(es):
          ---------------------------------------------------------------------

ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH
OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED
HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS
AND ASSIGNS OF THE UNDERSIGNED.


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

                                    GUARANTEE
                    (Not to be Used for Signature Guarantees)

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange
Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Original
Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Original Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.

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
Name of Firm ______________________________          ______________________________________
                                                              (Authorized Signature)
Address ___________________________________
                                                     Name _________________________________
___________________________________________                   (Please Type or Print)
                                 (Zip Code)
                                                     Title:________________________________
Area Code and
Telephone No.:_____________________________          Dated: _______________________________


NOTE: DO NOT SEND THE ORIGINAL NOTES WITH THIS FORM. ORIGINAL NOTES SHOULD BE
   SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.




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